OFFICE WAREHOUSE LEASE AGREEMENT

     THIS LEASE AGREEMENT made this 4th day of May, 1998, by and between 4740 Forge Road, LLP., hereinafter referred to as "Landlord", and Doublecase Corporation, hereinafter referred to as "Tenant", on the following terms and conditions:

     1.     LOCATION:     Landlord  is the owner of an office warehouse building
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on the following described land situated in the City of Colorado Springs, County of  El  Paso,  and  State  of  Colorado,  to-wit:

     See  attached  Exhibit  "A"

known as 4740 Forge Road, Colorado Springs, Colorado, sometimes herein referred to as "building".

     2.     DESCRIPTION  OF LEASES PREMISES:     Landlord does hereby lease unto
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the  Tenant  and  the  Tenant hereby takes and rents from the Landlord, upon and subject to the terms and conditions herein, that certain portion of the building located upon the real property herein above described, as outlined in red on the plot plan attached hereto as Exhibit "B " known as Suite 112. The leased premises, hereinafter called the "Leased Premises", covers an area of approximately 2040 square feet of floor space, and approximately 720 square feet of loft area.

     3.     TERM:     The  primary  lease term shall be Twelve months commencing
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on  the I st day of May, 1998, and ending on the 30th day of April, 1999, unless sooner terminated under the provisions of the lease. At the end of the primary lease term there shall be an option for a second Twelve month term at the then current monthly rental rate, plus a 3% increase.

4.     RENTAL
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     (a)     Minimum  Rental.     For the full terms as aforesaid, Tenant agrees
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to  pay  Landlord  the  total sum of Thirteen Thousand Two Hundred Sixty DOLLARS
($13,260.00) which, shall be payable in monthly installments of Eleven Hundred, Five DOLLARS ($1105.00) per month in advance on the first day of each calendar month during the term of this lease. If the term shall commence on a day other than the first day of the calendar month, the Tenant shall pay upon the commencement date of the term, a pro-rata portion of the fixed monthly installment described above, prorated on a per them basis from the date of commencement to the first day of the subsequent month. Each monthly installment thereafter shall be due on the first day of each month during the term of this lease.

     Rent received after the first day of the month shall be deemed delinquent. If rent is not received by the Landlord by the 10th day of each month, Tenant shall pay a late charge of $ 75.00 plus a penalty of $1.00 per day until rent is received in full, provided that this provision shall not be deemed a waiver of Landlord's right to declare such late payment a material breach or default as hereinafter set forth.

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     Tenant  agrees to pay all rent and other sums provided for in this lease to
Landlord without deduction of any sum for any claim or demand of any kind or nature. All rentals shall be payable at the office of Landlord or such other place as Landlord may in writing designate.

     (b)      Personal Property Taxes.     Tenant agrees to timely pay all taxes
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levied  upon personal property, including trade fixtures and supplies, kept upon the Leased Premises and if such taxes on Tenant's personal property, fixtures or property placed in the Leased Premises of Tenant are levied against Landlord or Landlord's property and if Landlord pays the same (which Landlord shall have the right to do regardless of the validity of such levy), Tenant, upon demand, shall pay to Landlord the taxes so levied against Landlord. All amounts payable to Landlord under the terms of this paragraph 4 are included within the terms "rent" and "rental" herein.

     5.     DEPOSIT.     Tenant  has  deposited  with Landlord, and will keep on
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deposit  at  all  times  during the term of this lease, the sum of $1100.00, the receipt of which is hereby acknowledged, as security for the payment by Tenant of the rent herein agreed to be paid, and for the faithful performance of all of the terms, conditions and covenants of this lease. If, at any time during the term of this lease, Tenant shall be in default in the performance of any provision of this lease, Landlord shall have the right to use said deposit, or so much thereof as necessary, in payment of any rentals in default or other sums due Landlord hereunder, and in reimbursement of any expense incurred in default by Landlord, and in payment of any damages incurred by Landlord by reason of Tenant's default, or, at the option of Landlord, the same may be retained by Landlord and applied in liquidation of any damages suffered by it by reason of Tenant's default. In such event, Tenant shall, on written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said deposit to its original amount. Landlord shall have the right to comingle said deposit and other funds of Landlord. Any portion of said deposit not utilized as aforesaid shall be refunded to Tenant, without interest, within sixty (60) days of full performance of this lease by Tenant. Landlord will deliver the funds deposited herein by Tenant to the purchaser of Landlord's interest in the Leased Premises in the event such interest be sold and, thereupon, Landlord shall be discharged from further liability with respect to such deposit.

     6.     ASSIGNMENT  OR  SUBLETTING
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     (a)     It  is agreed that neither the Leased Premises nor any part thereof shall be sublet, nor shall this lease be assigned by Tenant, without the written consent of the Landlord first obtained, which consent may be withheld for any reason. No assignment for the benefit of creditors , or by operation of law, shall be effective to transfer any right to an assignee without the written consent of Landlord first having been obtained.

     (b) It is agreed that if this lease be assigned, or if the Leased Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, and no such collection shall be deemed a waiver of the covenant herein against assignment and subletting, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the complete performance by Tenant of the covenants herein contained on the part of Tenant to be performed. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this lease and shall not be released from performing any of the terms, covenants and conditions of this lease.

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     7.     SUBORDINATION.     Tenant  agrees  that this lease is, and shall be,
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subordinate  to  a bona fide mortgage, deed of trust, or any other hypothecation or security which has been ' or which may hereafter be placed upon the Leased Premises or building, provided that such subordination shall not adversely affect the Tenant's right of use and occupancy under this lease in the event of foreclosure. Tenant agrees to execute any documents which may be requested by Landlord, in addition to this lease, which may be required to effectuate such subordination and if Tenant fails to do so within ten (10) days after written demand from Landlord, Tenant does hereby make, constitute and appoint Landlord as Tenant's attorney-in-fact to do so. Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms of this lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this lease has not been canceled or terminated; (iii) the last date of payment of the rent and other charges and the time period covered by such payment; (iv) that Landlord is not in default under this lease (or, if Landlord is claimed to be in default, stating why); and (v) such other matters as may be reasonably required by Landlord or the holder of a mortgage, deed of trust or lien to which the Property is or becomes subject. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct. If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord may execute the same as Tenants' attorney-in-fact above appointed and/or Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this lease have not been changed except as otherwise represented by Landlord; (ii) that this lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's rent or other charges have been paid in advance; and
(iv) that Landlord is not in default under the lease. In such event, Tenant shall be estopped from denying the truth of such facts. If Landlord shall assign this lease to a mortgagee as additional security for said mortgage, then, during the continuance in effect of such assignment, Tenant will not, by reason of any default of Landlord herein, terminate this lease if the mortgagee, within sixty
(60) days after receipt of written notice from Tenant of Tenant's intent to terminate this lease for such default, shall undertake in writing to perform and shall thereafter perform with respect to the Leased Premises all of the covenants of this lease capable of performance by the mortgagee until such time as the premises shall be sold upon the foreclosure of said mortgage.

     8.      USE  OF  PREMISES.     Tenant agrees that the Leased Premises shall
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be  used  and occupied as a Office, Warehouse and Manufacturing facility and for no other purpose. Tenant will occupy and use the Leased Premises in a careful, safe, and proper manner, and in compliance with all applicable laws, regulations, rules or orders of any applicable governmental entity or agency or court. Tenant will not use the Leased Premises, or permit the Leased Premises to be used, for any purpose, or use or keep any substance or material in or about the Leased Premises, which would void any insurance on the Leased Premises or building or increase the hazard or risk insured by such insurance, or which would prove offensive or annoying to other tenants of the building. Tenant will not pen-nit or suffer any disorderly conduct, noise, or nuisance whatsoever on the Leased Premises, or interfere in any way with other tenants or their invitees, or keep any animal in or about the Leased Premises. Tenant agrees to comply with all reasonable rules relating to the use and occupation of the Leased Premises or building promulgated from time to time by Landlord.

     Tenant covenants and agrees, at Tenant's expense, to protect, defend, indemnify, save and hold Landlord harmless from and against any and all claims, demands, losses, expenses, damages, ]abilities, fines, penalties, charges, suits or other proceeding, and all costs and expenses incurred in connection therewith, including reasonable attorney's fees, arising directly or indirectly from any violation by Tenant of the terms of this Paragraph 8 or breach by Tenant of the other terms of this lease, which covenant shall survive termination of this lease for any reason.

     9.      MECHANICS LIEN:     Tenant agrees it will promptly pay for any work
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in  or about the Leased Premises for alterations or repairs, for installation of fixtures and will not permit or suffer any mechanic's liens to attach to the Leased Premises, and shall promptly cause any claim for such liens to be released, or to secure Landlord in its satisfaction in the event Tenant desires to contest any such claim. Tenant agrees to indemnify Landlord and hold Landlord harmless against any loss, costs (including attorney's fees), liability or damage arising from Tenant's work or mechanic's liens arising from said work.

     10.     INSURANCE:     Landlord  shall  not be liable to Tenant or Tenant's
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employees, agents or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Leased Premises, caused by the negligence or misconduct of Tenant, its agents, servants, employees or any other person entering upon the premises with the express or implied invitation of Tenant, and Tenant agrees to indemnify Landlord and hold it harmless from any loss, expense or claim arising out of any such damage or injury. Tenant shall, throughout the term of this lease and any extension, at its sole cost and expense, provide and keep in force with responsible insurance companies satisfactory to Landlord, comprehensive general liability insurance relating to the Leased Premises and its appurtenances with a minimum single limit of $1,000,000.00; fire casualty flood and theft coverage in an amount adequate to cover replacement costs of all personal property, fixtures, furnishings, equipment and contents in or on the Leased Premises; plate glass insurance in an amount sufficient to cover replacement of any plate glass on the Leased Premises; and workmen's compensation insurance covering all persons employed directly or indirectly by Tenant. Landlord, and any mortgagee designated by Landlord, shall be named as additional insureds on all of the aforesaid insurance policies, except the workmen's compensation insurance. Copies of said policies shall be delivered to Landlord forthwith upon commencement of the term hereof

     11.     FIRE  OR  OTHER  CASUALTY:     It  is  agreed  that  if, during the
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continuance  of  this  lease  or  any extension, the Leased Premises shall be so damaged by fire or other casualty, not arising from the fault or negligence of the Tenant or those in its employ, so that the Leased Premises shall thereby be rendered untenantable, then and in such case, the rent herein reserved, or a just and proportionate part thereof, according to the nature and extent of the damage which has been sustained, shall be abated until the Leased Premises shall have been duly repaired and restored, which work of repair and restoration shall be done with all reasonable diligence. In case the said building shall be substantially destroyed so that the Leased Premises are not repaired and restored within 120 days, Landlord shall have the fight to cancel this lease and end the term hereof, and in case of such cancellation, any rent, and any other monies due and owing to Landlord at the time of such cancellation, shall be paid by Tenant, and all further obligations upon the part of either party hereto shall cease, and the estate hereby created shall thereupon terminate. In the event the Leased Premises are damaged by fire or other casualty during the last two years of the term of this lease to an extent which renders the Leased Premises untenantable, the Landlord may, at Landlord's option, within thirty (30) days following the date of such fire or other casualty, immediately terminate this lease and be relieved of any obligation to rebuild or repair the Leased Premises. This option, if exercised by the Landlord, shall be exercised within thirty (30) days after the occurrence of such fire or other casualty.

     If said Leased Premises, without the fault of the Tenant, shall be slightly damaged by fire or other catastrophe, but not so as to render the same untenantable, the Landlord, after receiving notice in writing of the occurrence of the injury, shall cause the same to be repaired with reasonable promptness; but in such event there shall be no abatement of the rent.

     12.     INSOLVENCY  OF  TENANT:     If Tenant files a voluntary petition in
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bankruptcy  or  shall be declared insolvent or bankrupt, or if any assignment of
Tenant's property shall be made for the benefit of creditors or otherwise, or Tenant's property leasehold interest herein or property with the Leased Premises shall be levied upon under execution, or seized under authority of law, or a trustee in bankruptcy or a receiver be appointed for the property of Tenant, whether under the operation of State or Federal statutes, then and in any such case, Landlord may, at his option, immediately, with or without notice (notice being expressly waived), terminate this lease and immediately retake possession of said premises, using such force as may be necessary, without being guilty of any manner of trespass or forcible entry or detainer, and without the same working any forfeiture of the obligations of the Tenant hereunder.

     In case the Tenant files a voluntary petition in bankruptcy or is adjudicated a bankrupt, or is proceeded against under any laws, State or Federal, for relief of debtors, or in case a receiver is appointed to Aind up and liquidate the affairs of the Tenant, the Landlord, at his election, shall have a provable claim in bankruptcy or receivership in an amount equal to at least the sum of the last six (6) months payments of the rental provided for herein_ which sum is fixed and liquidated by the parties hereto as the minimum amount of damages sustained by the Landlord as a result of the bankruptcy or receivership of the Tenant, and the amount of said damages may be set aside, at the election of the Landlord, out of any monies for security deposited hereunder as security for the payment by the Tenant of the rent herein provided for.

13.     EVENTS  OF  DEFALTLT;REMEDIES:
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     (a)     Default by Tenant.     The occurrence of any of the following shall
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constitute  a  material  default  and  breach  of  this  Lease  by  Tenant:

     (1) Any failure by Tenant to pay any rental or any other sum due hereunder within ten (10) days of the date the same is due.

     (ii) Any failure by Tenant to perform or observe any other term, condition, or covenant to be peformed or observed by it pursuant to this lease if Tenant shall not commence to cure and correct said default within ten (10) days after written notice from Landlord and diligently prosecute all efforts necessary to promptly effect such cure or correction.

     (iii)     The  abandonment  or  vacation  of  the  Leased  Premises.

     (iv) Failure to occupy the Leased Premises upon the commencement date of the term of this lease.

     (b)      Remedies.     Upon  the  occurrence of any such material breach or
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event  of  default,  Landlord  shall  have  the option to take any or all of the following actions, at any time thereafter, without further notice or demand of any kind to Tenant or to any other person:

     (i) Immediately re-enter and remove all persons and property from the Leased Premises, storing said property in a public place, warehouse, or elsewhere at the cost of, and for the account of, Tenant, all without being deemed guilty of or liable in trespass. No such re-entry or taking possessions of the Leased Premises by Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such intention is given by Landlord to Tenant. No such action by Landlord shall be considered or construed to be forcible entry.

     (ii) Collect by suit or otherwise each installment of rent or other sum as it becomes due hereunder, or enforce, by suit or otherwise, any other term or provision hereof on the part of Tenant required to be kept or performed.

     (iii) Terminate this lease by written notice to Tenant. In the event of such termination, Tenant agrees to immediately surrender possession of the Leased Premises. Should Landlord terminate this lease, it shall be entitled to recover from Tenant all damages it may incur by reason of Tenant's breach, including the cost of recovering the Leased Premises, reasonable attorney's fees, and the balance of ALL RENTS due hereunder through the rest of the term of this lease, all of which amounts shall be immediately due and payable by Tenant hereunder subsequent to default.

     (c) Should Landlord re-enter, as provided above, or should it take possession pursuant to legal proceedings or pursuant to any notice provided by law, whether or not it terminates this lease, it may be necessary in order to relet the Premises to relet the same or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting all rentals received by the Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord, second, to the payment of any costs and expense of such reletting, including brokerage fees and attorney's fees and costs of any alterations and repairs third, to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during such month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry and reletting of the Premises by Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Tenant pursuant to subsection (i). Notwithstanding any such reletting without termination, Landlord may at any time thereafler elect to terminate this lease for such previous breach.

     (d) Landlord shall have at all times a valid lien for all rentals and other sums of money becoming due hereunder from Tenant upon all goods, wares, equipment, fixtures, furniture, and other personal property of Tenant situated on the Leased Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. Upon the occurrence of any event of default by Tenant, Landlord may, in addition to any other remedies provided herein or by law, enter upon the Leased Premises and take possession of any and all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated on the Leased Premises without liability for trespass or conversion, and sell the same with or without notice at public or private sale, with or without having such property at the sale, at which Landlord or his assigns may purchase, and apply the proceeds thereof less any and all expenses connected with the taking of possession and sale of the property, as a credit against any sums due by Tenant to Landlord. Any surplus shall be paid to Tenant, and Tenant agrees to pay any deficiency forthwith. Alternatively, the lien hereby granted may be foreclosed in the manner and form provided by law for foreclosure of chattel mortgages or in any other form provided by law. The statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto. Anything herein to the contrary notwithstanding, purchase money financing of Tenant's removable trade fixtures and equipment shall not be a default under this section, nor shall liens incurred in financing the ordinary cost of business.

     (e) The remedies given to Landlord herein shall be in addition and supplemental to all other rights or remedies which Landlord may have under laws then in force.

     14.      SURRENDER  OF  POSSESSION:     The Tenant agrees to deliver up and
              --------------------------
surrender to the Landlord possession of the Leased Premises at the expiration or termination of this lease, by lapse of time or otherwise, in as good repair as when the Tenant obtained the same at the commencement of said term, excepting only ordinary wear and tear, or damage by the elements (occurring without the fault of the Tenant or other persons permitted by the Tenant to occupy or enter the Leased Premises or any part thereof), or by act of God.

     15.     LOSS  OR  DAMAGE TO TENANT'S PROPERTY:     All personal property of
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any  kind  or  description  whatsoever  in  the  Leased Premises shall be at the
Tenant's sole risk, and Landlord shall not be held liable for any damage done to or loss of such personal property, or for damage or loss suffered by the business or occupation of the Tenant arising from any act or neglect of co-tenants or other occupants of the building, or of their employees or the employees of the Landlord or of other persons, or from bursting, overflowing or leaking of water, sewer or steam pipes, or from the heating, or plumbing fixtures, or from electric wires, or from gases, or odors, or caused in any other manner whatsoever, except in the case of wilful neglect on the part of the Landlord. Tenant shall keep Leased Premises locked and secure when not in use. Tenant shall be solely responsible, at Tenant's expense, for locks and keys to the Leased Premises, together with such other security devices as Tenant elects, and Tenant shall be solely responsible for distribution of any keys, codes or alarm system information and liable for the acts or omissions of the persons possessing the same. Upon termination of this lease for any reason whatsoever, Tenant shall provide Landlord with keys or other items or information necessary to gain access to the Leased Premises.

16.     MAINTENANCE  AND  ALTERATIONS:
        ------------------------------

     (a) Tenant shall at all times keep the interior of the Leased Premises (which term shall include all doors and windows, including those located in exterior walls) in a state of thorough good order and repair. Tenant shall, at Tenant's expense, perform routine maintenance and service at least annually all heating and air-conditioning equipment located in the Leased Premises. Tenant shall be responsible for making "readily achievable" changes in the Leased Premises to comply with the Title III Provisions of the Americans with Disabilities Act or other applicable laws or regulations, at Tenant's expense.

     (b) Landlord shall have the right at any time to enter the Leased Premises to examine and inspect the same, or to make such repairs or additions or alterations as it may deem necessary or proper for the safety, improvement of preservation thereof and shall at all times have the right, at its election, to make such alterations or changes in other portions of said building as it may from time to time deem necessary and desirable.

     (c) Tenant shall make no alterations and/or additions to the Leased Premises without first obtaining the written consent of Landlord, and all additions or improvements made by Tenant (except only movable office furniture) shall be deemed a part of the real estate and permanent structure thereon and shall remain upon and be surrendered with said premises as a part thereof at the end of said term, by lapse of time or otherwise. Should Tenant fail to remove any furniture or fixtures or personal property of any kind, then the same shall be considered as abandoned and become the property of Landlord. In the event Landlord may desire Tenant to remove additions or alterations, Tenant, at its expense, shall, upon the expiration or termination of this lease, restore the Leased Premises to the same and as good order and condition as when the same were entered upon by Tenant, ordinary wear and tear excepted, and in default thereof, Landlord may effect such removals and repairs and Tenant shall pay Landlord the cost thereof

     17.      UTILITIES:     Tenant  agrees to pay, as the same becomes due, all
              ----------
charges for heat, gas, electricity or any other utility used or consumed on the Leased Premises. Should Landlord elect to supply the gas, heat, electricity and other utilities used or consumed in the Leased Premises, Tenant agrees to purchase and pay for the same as additional rent at the applicable rates filed by the Landlord with the proper regulatory agency, provided such rate is no higher than Tenant could obtain for like services from the utility company. Landlord shall not be liable for any interruption or failure in the supply of such utilities to the Leased Premises.

18.     ADDITIONAL  COVENANTS  BY  TENANT:
        ----------------------------------

     (a) Tenant agrees to keep the Leased Premises in a clean and sanitary condition as required by law and applicable ordinances and health and police regulations.

     (b) Tenant agrees not to permit or suffer the Leased Premises or the walls or floors thereof to be endangered by overloading.

     (c) Tenant agrees to permit Landlord to place a "For Rent" sign upon the Leased Premises, at any time after thirty (30) days before the end of this lease; and Landlord may, at any reasonable hour of the day, enter into or upon or go through and view and inspect the Leased Premises.

     (d) Tenant agrees to install no electrical equipment which overloads the lines or interferes with other equipment in the building, or any part thereof, and if said lines are overloaded by such

8

installation, to immediately remedy the same at its own expense, and to comply with all requirements of the insurance underwriters or governmental authorities-

     (e) Tenant agrees that no sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Leased Premises or the building of which they form a part, without the prior written consent of Landlord.

     (f) It is agreed that if, after the expiration of this lease, Tenant shall, with Landlord's consent, remain in possession of the Leased Premises and shall continue to pay rent without written agreement as to such, Tenant shall be regarded as a Tenant from month to month, at a monthly rental, payable in advance, equal to one hundred ten percent (I 10%) of the last monthly installment payable hereunder prior to expiration of the term of this lease, and shall otherwise be subject to all the terms and conditions of this lease.

(g)  Tenant  agrees  to  pay  for all janitorial service to the Leased Premises.

     19.      EMWENT DOMAIN:     In the event any portion of the Leased Premises
              --------------
shall be taken or condemned for public use, Landlord shall rebuild and restore the remaining portion thereof so as to make an architecturally complete unit, and the Minimum Rental provided for under the terms of this lease and other charges based on the area of the Lease Premises shall be reduced in the proportion which the actual area of the leased space bears to the entire rentable area, provided, however, that in the event twenty-five percent (25%) or more of the total floor area of the Leased Premises shall be taken, either Tenant or Landlord may cancel and terminate this lease by serving upon the other party a written notice of its intention to do so within thirty (30) days after the condemnation proceedings shall be completed, in which event Landlord shall not be required to restore or rebuild the Leased Premises. It is agreed, however, that in the event less than twenty-five percent (25%) of the Leased Premises shall be taken or if more than twenty-five percent (25%) is taken and the lease is not cancelled or terminated by either party hereto, then the Leased Premises shall be restored as aforesaid. Tenant shall have no right to or claims for any portion of Landlord's award or damages upon any taking provided, however, that so long as any claim by Tenant shall not reduce the award or damages to which Landlord would otherwise be entitled, Tenant shall have the fight to be represented in the condemnation proceedings and to make claim against the condemnor for the amount of damages done to Tenant's leasehold estate. Tenant may assert against the condemnor any claims Tenant may have for its personal property damaged, destroyed or reduced in value by reason of the condemnation and for the expenses incurred by Tenant in removing its personal property from the land condemned.

     20.     CONDEMNATION  OF  COMMON  AREAS:     If any part of the Common Area
             --------------------------------
should be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this lease shall not terminate, nor shall the rent payable hereunder be reduced, nor shall Tenant be entitled to any part of the award made for such taking, except that either Landlord or Tenant may terminate this lease if the area of the Common Area remaining following such taking plus any additional parking area provided by Landlord in reasonable proximity to the building shall be less than seventy percent (70%) of the original area of the Common Area.

     21.     NO  IMPLIED  SURRENDER  OR  WAIVER:     No  act  or  thing  done by
             -----------------------------------
Landlord or Landlord's agents during the term hereof, or any extension thereof, shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such surrender shall be valid unless in writing, signed by Landlord. The mention in this lease of any particular remedy shall not preclude Landlord from any other remedy Landlord might have, either in law or in equity, nor shall the waiver of or redress for any violations of any covenant or condition in this lease contained, or any of the rules or regulations set forth herein or hereafter adopted by Landlord prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of any original violation. The receipt by Landlord of rent with knowledge of the breach of any covenant in this lease contained, shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the rules and regulations set forth herein, or hereafter adopted against Tenant and/or any other Tenant in the building, shall not be deemed a waiver of such rules and regulations or any part thereof The receipt by Landlord of rent from any assignee, subtenant or occupant of said premises shall not be deemed a waiver of the covenant in this lease contained against assignment and subletting, or any acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the further observance or performance by Tenant of the covenants in this lease contained on the part of Tenant to be observed and performed. No provision of this lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing signed by Landlord. No payment by Tenant, or receipt by Landlord, of a lesser amount than the monthly rent herein stipulated, shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent, be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

     22.      COSTS  AND  ATTORNEYS FEES:     If by reason of any default on the
              ---------------------------
part of Tenant it becomes necessary for the Landlord to employ an attorney, or in case Landlord shall bring suit to recover any rent due hereunder, or for breach of any provision of this lease or to recover possession of the Leased Premises, or if Tenant shall bring any action for any relief against Landlord, declaratory or otherwise, arising out of this lease, and Landlord shall prevail in such action, then and in any such event, Tenant shall pay Landlord a reasonable attorney's fee and all costs and expenses expended or incurred by the Landlord in connection with such default or action. Tenant agrees that if any rent or other amount payable to Landlord under this lease is not paid when due, Tenant shall pay Landlord interest on said amount at the rate of twelve percent (12%) per annum from the due date until paid in full.

     23.      AMENDMENT  AND  MODIFICATION:     No  amendment or modification of
              -----------------------------
this lease, or any approvals or permissions of Landlord required under this lease, shall be valid or binding unless reduced to writing and executed by the parties hereto in the same manner as the execution of this lease.

     24.      SEVERABILITY:     If  any  clause  or  provision  of this lease is
              -------------
illegal, invalid and unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby. The caption of each paragraph hereof is added as a matter of convenience only and shall be considered to be of little effect in the construction of any provision or provisions of this lease.

     25.     NOTICE:     Any  notice which may be required to be given hereunder
             -------
from either of the parties to the other shall be in writing. Said notice may be served personally or shall be deemed duly served by Landlord upon Tenant if mailed Certified Mail, Return Receipt Requested, with proper postage prepaid, addressed to Landlord at the below address or delivered in person to Landlord, or at such other addresses as either party may hereinafter fix by notice in writing to the other.

The  addresses  of  the  parties  are  as  follows:

     Landlord:
4740  Forge  Road,  LLP.
4740  Forge  Road,  Ste.  104
Colorado  Springs,  CO.  80907

     Tenant:
Doublecase  Corporation.
4740  Forge  Road,  Ste.  112
Colorado  Springs,  CO.  80907

     26.     COMMON AREAS:     The "Common Area" of the building is that part of
             -------------
the building designated by Landlord for the common use of all tenants which includes parking areas, sidewalks, landscaping, curbs, driveways, delivery passages, loading areas, private streets and easements, lighting facilities, drinking fountains, meeting rooms, public toilets, and the like. Landlord reserves the right to change from time to time the dimensions and location of the Common Area as well as the dimensions identity and type of any buildings (except the Leased Premises) and to construct additional buildings or additional stories on existing buildings or other improvements. Landlord also reserves the right to dedicate portions of the Common Area and other portions of the building (except the Leased Premises) for street, park, utility and other public purposes. Tenant, and its employees, customers, sublessees, concessionaires and licensees shall have the nonexclusive right to use the Common Area as constituted from time to time, such use to be in common with Landlord, other tenants of the building and other persons entitled to use the same, and subject to such reasonable rules and regulations governing use as Landlord may from time to time prescribe, including the designation of specific areas in which automobiles owned by Tenant, its employees, sublessees, concessionaires and licensees shall be parked. Upon request of Landlord, Tenant will furnish to Landlord a complete list of the license numbers of all automobiles operated by Tenant, its employees, sublessees, concessionaires or licensees. Tenant shall not take any action which would interfere with the rights of other persons to use the Common Area. Landlord may temporarily close any part of the Common Area for such periods of time as may be necessary to prevent the public from obtaining prescriptive fights or to make repairs or alterations.

     27.      SUCCESSORS,  TERMS:     The  provisions, covenants, conditions and
              -------------------
agreements herein shall extend to and be binding upon the heirs, successors, legal representatives, and assigns of the parties hereto. Time is of the essence of this Agreement.

     28.      GENERAL PROVISIONS:     All terms and words in this lease shall be
              -------------------
deemed and construed to include any other number, singular or plural and any other gender, masculine, feminine or neuter, as the context or sense of this lease or any paragraph or clause herein may require, the same as if such words had been fally and properly written in such number and gender.

     IN WITNESS WHEREOF, said Landlord and Tenant have caused this lease to be executed the day and year first above written.

     NOTICE TO TENANT: Do not sign this agreement before you read it and fully understand the covenant and conditions contained herein. Keep a copy of this agreement to protect your legal rights. Tenant hereby acknowledges by signing this agreement that Tenant has read, understood and accepts all of the terms and conditions expressed in this agreement, and has received a signed copy of this agreement.

                              4740  Forge  Road,LLP.

                              by
                              LANDL6RD
                              Doublecase  Corporation


                              By:  /s/  Cameron  Yost
                              ------------------

                              it's:  President
                              TENANT

                                    EXHIBIT A

LEGAL  DESCRIPTION:

     Lot 1, Garden of the Gods Industrial Center, in the City of Colorado Springs, El Paso County, Colorado, according to the plat therof recorded in Plat Book B - 5 at Page 160 , El Paso County records, together with the easements for access as described in Book 3779 at Page 746.



4740  Forge  Road.

                                    EXHIBIT B



                   [PLOT PLAN OF WAREHOUSE ON 4740 FORGE ROAD]